Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2186

All Cap Core Strategy 2022-1

Mid Cap Core Strategy 2022-1

INVESCO UNIT TRUSTS, SERIES 2199

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2022-2

Supplement to the Prospectuses

Effective March 15, 2022, HollyFrontier Corporation (ticker: HFC) has changed its name to HF Sinclair Corporation (ticker: DINO). As a result, effective immediately, all references to HollyFrontier Corporation in each Portfolio’s prospectus are replaced with HF Sinclair Corporation.

Supplement Dated: March 15, 2022